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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2004

Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)
333 Clay Street, Suite 1600, Houston, Texas 77002 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

        In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

        Plains All American Pipeline, L.P. (the "Partnership") announced today that it has been informed by the antitrust staff of the Texas State Attorney General's office that the Attorney General is closing its investigation into whether the Partnership's acquisition of substantially all of the assets of Link Energy might reduce competition in one or more markets within the petroleum industry in Texas, and does not intend to pursue any additional course of action at this time. The Partnership has not yet received an indication from the Federal Trade Commission whether it intends to close its investigation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.
Date: November 2, 2004	By:	Plains AAP, L.P., its general partner
	By:	Plains All American GP LLC, its general partner
	By:	/s/ TIM MOORE Name: Tim Moore Title: Vice President

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SIGNATURES